Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 85% Portfolio
March 31, 2025
VF85-NPRT1-0525
1.847121.118
Alternative Funds - 1.0%
	Shares	Value ($)
Fidelity Hedged Equity Fund (b) (Cost $7,418,035)	729,908	9,255,232

Bond Funds - 13.2%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (b)	800,601	7,325,504
Fidelity High Income Fund (b)	935,009	7,311,770
Fidelity Inflation-Protected Bond Index Fund (b)	2,206,819	20,435,144
Fidelity Long-Term Treasury Bond Index Fund (b)	1,078,364	10,266,026
Fidelity New Markets Income Fund (b)	37,542	482,041
Fidelity Total Bond Fund (b)	4,091,993	39,119,454
VIP Investment Grade Bond II Portfolio - Investor Class (b)	4,132,736	39,137,011
TOTAL BOND FUNDS (Cost $123,997,662)		124,076,950

Domestic Equity Funds - 50.6%
	Shares	Value ($)
Fidelity Blue Chip Growth ETF (b)	333,883	13,345,304
Fidelity Commodity Strategy Fund (b)	25,192	2,502,815
Fidelity Contrafund (b)	687,107	13,755,878
Fidelity Enhanced Large Cap Core ETF (b)	263,168	8,208,209
Fidelity Fundamental Small-Mid Cap ETF (b)	558,636	14,099,973
Fidelity Real Estate Investment Portfolio (b)	119,815	4,779,411
Fidelity Stock Selector Small Cap Fund (b)	961,333	32,560,335
VIP Stock Selector Portfolio - Investor Class (b)	32,319,588	369,412,897
VIP Value Strategies Portfolio - Investor Class (b)	1,352,795	18,749,733
TOTAL DOMESTIC EQUITY FUNDS (Cost $437,680,747)		477,414,555

International Equity Funds - 33.7%
	Shares	Value ($)
Fidelity Canada Fund (b)	150,863	10,100,254
Fidelity Emerging Markets Discovery Fund (b)	408,158	6,318,284
Fidelity Emerging Markets Fund (b)	2,284,304	85,958,363
Fidelity Enhanced International ETF (b)	775,451	23,077,422
Fidelity Global Commodity Stock Fund (b)	136,644	2,542,937
Fidelity Infrastructure Fund (b)	67,892	981,725
Fidelity International Capital Appreciation Fund (b)	705,928	19,907,164
Fidelity International Discovery Fund (b)	488,906	24,323,055
Fidelity International Small Cap Fund (b)	318,917	10,237,223
Fidelity International Small Cap Opportunities Fund (b)	627,421	12,579,799
Fidelity International Value Fund (b)	1,457,271	16,685,754
Fidelity Japan Fund (b)	32,045	537,717
Fidelity Japan Smaller Companies Fund (b)	443,168	7,108,417
Fidelity Overseas Fund (b)	1,461,939	97,452,834
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $259,299,109)		317,810,948

U.S. Treasury Obligations - 0.1%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 4/3/2025 (d)	4.26	1,130,000	1,129,734
US Treasury Bills 0% 5/15/2025 (d)	4.27	20,000	19,897
US Treasury Bills 0% 6/12/2025 (d)	4.23 to 4.25	40,000	39,665
US Treasury Bills 0% 6/20/2025 (d)	4.24	20,000	19,812
US Treasury Bills 0% 6/5/2025 (d)	4.25	90,000	89,318
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,298,427)			1,298,426

Money Market Funds - 1.8%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $17,148,521)	4.32	17,145,092	17,148,521

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $846,842,501)	947,004,632
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(3,736,863)
NET ASSETS - 100.0%	943,267,769

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
ICE MSCI EAFE Index Contracts (United States)	175	Jun 2025	21,142,625	(751,965)	(751,965)
ICE MSCI Emerging Markets Index Contracts (United States)	266	Jun 2025	14,773,640	(410,341)	(410,341)

TOTAL EQUITY CONTRACTS					(1,162,306)

Interest Rate Contracts
CBOT 10 Year US Treasury Notes Contracts (United States)	82	Jun 2025	9,119,938	195,237	195,237

TOTAL FUTURES CONTRACTS					(967,069)
The notional amount of futures purchased as a percentage of Net Assets is 4.8%

Security Type Abbreviations
ETF	-	Exchange Traded Fund

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated Fund
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,298,426.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	2,251,223	33,761,505	18,864,207	78,911	-	-	17,148,521	17,145,092	0.0%
Total	2,251,223	33,761,505	18,864,207	78,911	-	-	17,148,521

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Blue Chip Growth ETF	14,524,992	886,896	-	-	-	(2,066,584)	13,345,304	333,883
Fidelity Canada Fund	10,051,210	361,343	502,108	-	(25,984)	215,793	10,100,254	150,863
Fidelity Commodity Strategy Fund	2,609,210	64,298	386,678	-	(127,518)	343,503	2,502,815	25,192
Fidelity Contrafund	14,449,975	538,356	538,457	119,468	17,802	(711,798)	13,755,878	687,107
Fidelity Emerging Markets Discovery Fund	6,024,131	447,690	251,640	-	(6,805)	104,908	6,318,284	408,158
Fidelity Emerging Markets Fund	84,368,625	4,941,021	2,267,491	-	(38,524)	(1,045,268)	85,958,363	2,284,304
Fidelity Enhanced International ETF	21,649,757	-	305,198	170,599	(5,025)	1,737,888	23,077,422	775,451
Fidelity Enhanced Large Cap Core ETF	9,382,811	7,363,528	7,917,951	38,664	(285,252)	(334,927)	8,208,209	263,168
Fidelity Enhanced Mid Cap ETF	3,767,041	3,878,112	7,260,871	4,389	(93,342)	(290,940)	-	-
Fidelity Enhanced Small Cap ETF	5,452,431	3,590,577	8,316,207	-	(375,759)	(351,042)	-	-
Fidelity Floating Rate High Income Fund	4,923,357	2,675,291	164,291	113,589	(1,256)	(107,597)	7,325,504	800,601
Fidelity Fundamental Small-Mid Cap ETF	3,027,118	12,165,999	-	25,139	-	(1,093,144)	14,099,973	558,636
Fidelity Global Commodity Stock Fund	1,945,858	558,076	59,957	-	(1,900)	100,860	2,542,937	136,644
Fidelity Hedged Equity Fund	12,127,648	-	2,515,072	-	500,437	(857,781)	9,255,232	729,908
Fidelity High Income Fund	4,893,512	2,653,799	164,291	92,963	(909)	(70,341)	7,311,770	935,009
Fidelity Inflation-Protected Bond Index Fund	13,725,438	6,506,688	453,681	-	727	655,972	20,435,144	2,206,819
Fidelity Infrastructure Fund	931,485	-	-	-	-	50,240	981,725	67,892
Fidelity International Capital Appreciation Fund	19,713,204	574,495	852,052	-	(14,933)	486,450	19,907,164	705,928
Fidelity International Discovery Fund	23,746,660	752,731	1,086,721	-	1,539	908,846	24,323,055	488,906
Fidelity International Small Cap Fund	9,890,353	296,848	433,549	-	(4,313)	487,884	10,237,223	318,917
Fidelity International Small Cap Opportunities Fund	11,851,284	441,747	-	-	-	286,768	12,579,799	627,421
Fidelity International Value Fund	14,860,335	390,595	601,600	-	2,320	2,034,104	16,685,754	1,457,271
Fidelity Japan Fund	528,424	-	-	-	-	9,293	537,717	32,045
Fidelity Japan Smaller Companies Fund	6,913,423	-	-	-	-	194,994	7,108,417	443,168
Fidelity Long-Term Treasury Bond Index Fund	9,388,546	739,216	239,827	93,510	(698)	378,789	10,266,026	1,078,364
Fidelity New Markets Income Fund	468,695	6,338	-	6,746	-	7,008	482,041	37,542
Fidelity Overseas Fund	92,780,850	2,839,103	4,149,879	-	19,578	5,963,182	97,452,834	1,461,939
Fidelity Real Estate Investment Portfolio	4,613,495	129,988	119,914	-	(2,358)	158,200	4,779,411	119,815
Fidelity Stock Selector Small Cap Fund	21,842,967	14,915,808	815,420	-	(53,464)	(3,329,556)	32,560,335	961,333
Fidelity Total Bond Fund	46,447,709	5,770,888	13,854,169	429,381	(78,681)	833,707	39,119,454	4,091,993
VIP Investment Grade Bond II Portfolio - Investor Class	46,251,001	5,349,890	13,658,927	8,492	(556,101)	1,751,148	39,137,011	4,132,736
VIP Stock Selector Portfolio - Investor Class	413,426,873	17,987,956	37,242,067	-	2,275,522	(27,035,387)	369,412,897	32,319,588
VIP Value Strategies Portfolio - Investor Class	19,575,950	1,601,026	465,954	372,555	(31,840)	(1,929,449)	18,749,733	1,352,795
	956,154,368	98,428,303	104,623,972	1,475,495	1,113,263	(22,514,277)	928,557,685

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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